UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 21, 2006

Bristol-Myers Squibb Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-1136	22-079-0350
(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue New York, NY	10154
(Address of Principal Executive Offices)	(Zip Code)

(212) 546-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 21, 2006, Bristol-Myers Squibb Company, together with sanofi-aventis, issued a press release announcing that the United States Court of Appeals for the Federal Circuit had denied the motion by Apotex to stay the August 31, 2006 preliminary injunction issued by the United States District Court for the Southern District of New York that ordered Apotex to halt its sales of a generic version of clopidogrel bisulfate product that competes with PLAVIX®.

The Court of Appeals for the Federal Circuit has set an expedited schedule for Apotex’s appeal of the preliminary injunction, with oral argument scheduled for October 31, 2006.

A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1      Press release issued September 21, 2006 by Bristol-Myers Squibb Company and sanofi-aventis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2006	Bristol-Myers Squibb Company

	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued September 21, 2006 by Bristol-Myers Squibb Company and sanofi-aventis.